Exhibit 10.7.1
                                    AMENDMENT
                                     to the
                                ALBERTSON'S, INC.
                   SENIOR EXECUTIVE DEFERRED COMPENSTION PLAN

     This Amendment is made by Albertson's, Inc., a Delaware corporation (the "Corporation").
                                    RECITALS:

     A. The Corporation established the Albertson's, Inc. Senior Executive Deferred Compensation Plan effective December 5, 1983 (the "Plan");

     B. The Corporation, pursuant to Section 8.01 of the Plan, retained the right to amend the Plan and Section 8.01 provides that the Plan may be amended by the Corporation so long as such amendments are non-monetary in their effect and do not materially alter plan benefits; pursuant to resolutions duly adopted by the Board of Directors of the Corporation, the Grantor Trust Committee of the Board of Directors was granted the authority to amend the Plans; and the Committee has been granted the authority to amend the Plans by the Grantor Trust Committee so long as such amendments do not materially alter benefits;

     C. The Committee has determined that it is advisable to amend the Plan in the manner hereinafter set forth and that such amendment does not materially alter benefits.

                                    AMENDMENT

     The Plan is amended, as of December 15, 1998, in the following respects:

         Subsection 6.04(d) of the Plan shall be deleted and the following language shall be substituted in its place:

                  (d) The Participant may modify the form of the distribution of all or part of the Participant's Deferred Benefit Account, provided that such modification is made on a validly executed and filed election form before the end of the calendar year which ends at least twelve (12) months prior to the date on which any distribution of the Participant's Deferred Benefit Account shall have commenced.

     IN WITNESS WHEREOF, this instrument has been duly executed by the undersigned as of December 15, 1998.

                                   ALBERTSON'S, INC.


                                   By:  /s/  Thomas R. Saldin
                                        --------------------------------------
                                             Thomas R. Saldin
                                             Executive Vice President,
                                             Administration and General Counse